Exhibit 10.9

Ethema Closes on Real Estate transaction and Eliminates Major Debt

West Palm Beach, FL, August 11, 2023 – Ethema Health Corporation (OTCPINK: GRST) (“Ethema”, “GRST” or the “Company”), filed an 8-K today reporting on the real estate transaction that closed August 4, 2023 and the history of agreements that led to the final closing. The net result of all the transactions on the company financial statements will be reflected in part on the Q2 filing and the balance on the Q3 filing.

Mr. Shawn Leon, Company CEO reported, “The closing of this deal is the result of a lot of hard work and effort and has directly benefited our shareholders. It is a huge improvement in the overall health of the Company. We have managed to keep our issued common stock static since March 2, 2022, which was difficult given the large amount of convertible debt we carried throughout that time. This real estate deal has eliminated a lot of debt, including all variable rate convertible debt and the Company is now free to focus on growth.”

Ethema is proud of our core mission which centers on delivering compassionate, evidence-based addiction treatment. We operate under stringent ethical standards and maintain a robust admission process driven by patients' individual needs and clinical necessities. We remain steadfast in our commitment to serve those battling addiction.

About Ethema Health Corporation

Ethema Health Corporation (OTCPINK: GRST) operates in the behavioral healthcare space specifically in the treatment of substance use disorders. Ethema developed a unique style of treatment over the last decade and has had much success with in-patient treatment for adults. Ethema will continue to develop world class programs and techniques for North America.  For more information you can visit our website at www.ethemahealth.com .

Notice Regarding Forward-Looking Statements

The information contained herein includes forward-looking statements.  These statements relate to future events or to our future financial performance, and involve known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, performance, or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by these forward-looking statements.  You should not place undue reliance on forward-looking statements since they involve known and unknown risks, uncertainties and other factors which are, in some cases, beyond our control and which could, and likely will, materially affect actual results, levels of activity, performance or achievements.  Any forward-looking statement reflects our current views with respect to future events and is subject to these and other risks, uncertainties and assumptions relating to our operations, results of operations, growth strategy and liquidity.  We assume no obligation to publicly update or revise these forward-looking statements for any reason, or to update the reasons actual results could differ materially from those anticipated in these forward-looking statements, even if new information becomes available in the future.

For information please contact:

Ethema Health Corporation

shawn@ethemahealth.com

Text to 416-500-0020

Twitter @healthethema

Ethema Executes Two Real Estate Transactions and Major Debt Repayment

WEST PALM BEACH, FL - (NewMediaWire) - July 17, 2023 - Ethema Health Corporation (OTCPINK: GRST) (“Ethema”, “GRST” or the “Company”) is pleased to announce the results of the global restructuring efforts with its senior lender and the property purchase in West Palm Beach.

First, the Company is pleased to announce that is has signed a binding purchase and sale agreement to sell and leaseback the property located at 950 Evernia Street, West Palm Beach for $8,500,000 contemporaneously with the purchase of the property for $5,500,000. The Company will simultaneously enter into a twenty-year lease on the Property. The agreement became legally binding on July 13, 2023, and it is expected to conclude on or before August 3, 2023. The three million dollar spread is profit to the Company before expenses.   Second, as a result of the sale leaseback transaction, the Company will have the resources to pay off all of the outstanding senior lender debt at the closing of the transaction.   The senior lender had previously extended the forbearance agreement to allow for the Company to complete this process.  Third, the Company has agreed to sell the subsidiary that owns the Canadian property to its senior lender in exchange for all of the senior lender’s preferred shares, accrued and unpaid dividends, and the assumption of the property mortgage. The Company will emerge from this transaction with a greatly streamlined cap table, an improved balance sheet, and a new focus on an “asset light” business model.

Overall, the impact of this transaction will equate to a net reduction in debt of approximately $6.7 million and shareholder equity is expected to improve by $2 million for an overall positive improvement on the balance sheet of $8.7 million.

The Company also renegotiated the maturities of all of its remaining debt that had either expired or had no fixed terms of repayment. This puts the Company in a position to manage the repayment of those debts over time or convert them to equity.  In addition, the senior lender has agreed to exchange its warrant issued on June 12, 2020 for a new warrant with improved terms for the Company including a limit on the right to purchase up to 20% of the Company’s shares, and limits on antidilution rights. With these changes in hand, the Company is poised to raise new equity through its Reg A+ offering and to continue on with expansion and growth.  There are no plans to consolidate the stock and there will be no remaining outstanding debt that contains any variable rate conversion feature.

The Company further reports that its ARIA subsidiary’s extremely strong results in April and May continued in June and overall revenue for the ARIA subsidiary will be approximately $1,450,000 for the quarter, which will result in ARIA’s highest quarterly profit to date.  The second quarter results will be released before August 14, 2023.

The previous announced LOI for the purchase of an acquisition in South Carolina was terminated due to an inability to extend it any further without a commitment of funds to close.  Until such time as the Company has the resources and cash on hand to consummate such an acquisition, it will defer entering into any further LOI.

Mr. Shawn Leon, Company CEO, reported, “Our focus on reducing debt has paid off in spades with this combination of transactions.  If there was any doubt about our ability to get out from under our debt and succeed, that doubt has certainly been squashed with these developments.  We created three million of cash without issuing debt or equity and improved our balance sheet by $8.7 million.  These are stellar results for a company that has been trading at market-cap below $2 million.  Our balance sheet is cleaner, healthier and stronger. This is a great foundation upon which to continue to grow the Company and is fantastic progress for Ethema.” Mr. Leon further added, “I have been questioned often about what our plans are to consolidate the stock and I can report that there are no near term plans to do so.  I can only see that happening in conjunction with an up-listing when that time comes, and I believe it will come, based on our much stronger financial position, fantastic opportunities, and our vast experience in the addiction treatment industry.”

Ethema is proud of our core mission which centers on delivering compassionate, evidence-based addiction treatment. We operate under stringent ethical standards and maintain a robust admission process driven by patients' individual needs and clinical necessities. We remain steadfast in our commitment to serve those battling addiction.

About Ethema Health Corporation

Ethema Health Corporation (OTCPINK: GRST) operates in the behavioral healthcare space specifically in the treatment of substance use disorders. Ethema developed a unique style of treatment over the last decade and has had much success with in-patient treatment for adults. Ethema will continue to develop world class programs and techniques for North America.  For more information you can visit our website at www.ethemahealth.com .

Notice Regarding Forward-Looking Statements

The information contained herein includes forward-looking statements.  These statements relate to future events or to our future financial performance, and involve known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, performance, or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by these forward-looking statements.  You should not place undue reliance on forward-looking statements since they involve known and unknown risks, uncertainties and other factors which are, in some cases, beyond our control and which could, and likely will, materially affect actual results, levels of activity, performance or achievements.  Any forward-looking statement reflects our current views with respect to future events and is subject to these and other risks, uncertainties and assumptions relating to our operations, results of operations, growth strategy and liquidity.  We assume no obligation to publicly update or revise these forward-looking statements for any reason, or to update the reasons actual results could differ materially from those anticipated in these forward-looking statements, even if new information becomes available in the future.

For information please contact:

Ethema Health Corporation

shawn@ethemahealth.com

Text to 416-500-0020

Twitter @healthethema

Ethema Reports Updates and Extends Forbearance

WEST PALM BEACH, FL - (NewMediaWire) - June 8, 2023 - Ethema Health Corporation (OTCPINK: GRST) (“Ethema”, “GRST” or the “Company”) is pleased to update shareholders on several initiatives that the Company has been working on most recently. The company is in negotiation with its senior lender on repayment of its debt and convertible notes. The lender has agreed to extend the original forbearance agreement expiring June 8, 2023, until June 28, 2023 to agree to a plan for repayment of the Leonite debts and convertible loans. These parties are also negotiating a global restructuring of outstanding securities that is expected to be announced shortly. The plan would greatly reduce the complexity of the Company’s balance sheet, as well as reduce substantial liabilities.

The Company’s initiative on purchasing the West Palm Beach real estate is also in its final stages and will be part of the expected resolution as part of the senior debt restructuring.  These two initiatives have delayed both the start of the Reg A+ capital raise and the completion of the acquisition.  All of these initiatives are interdependent on each other, and it is expected that they will be resolved by June 30, 2023.

The Company further reports that its ARIA subsidiary achieved extremely strong results in April and May with over 1 million in revenue for the two months.  The company expects this revenue rate to continue for June. If revenue continues as projected, the second quarter will set new highs for profitability.

Mr. Shawn Leon, Company CEO, reported, “Our focus on growth and repayment of debt should yield some very substantial results in the second quarter.” Mr. Leon further added, “It came to my attention recently that misinformation about our Company was shared in an online forum accusing the company of being the subject of a wrongful death lawsuit and that the Company was accused of ‘patient brokering’.   (CASE NUMBER: 502021CA002289 AN, Mark Stricklin v multiple parties.)  The case named the prior treatment center ‘Evernia Sation’ that previously occupied the location at 950 Evernia Street and Evernia Health Center, LLC (DBA ARIA).   Once the Plaintiff was notified that Evernia Health Center, LLC (DBA ARIA) was incorrectly named in the suit, Evernia Health Center was dropped from the suit on 4/18/2023 with prejudice, (Document 160 in the public case file above).  Another co-defendant ‘Transformations Treatment Center’ who is not affiliated with any of the other named parties was the party indicated in the suit as being a party to ‘patient brokering’.  Evernia Health Center, LLC was never named as a party to this count and Evernia Health Center was not in operation at the time of the death of Mr. Strickland.  The entire case was resolved on May 24, 2023 in mediation and the case was dismissed with prejudice.  Evernia Health Center had nothing to do with the wrongful death case, and is not involved in any patient brokering.”

Ethema is proud of our core mission which centers on delivering compassionate, evidence-based addiction treatment. We operate under stringent ethical standards and maintain a robust admission process driven by patients' individual needs and clinical necessities. We remain steadfast in our commitment to serve those battling addiction.

About Ethema Health Corporation

Ethema Health Corporation (OTCPINK: GRST) operates in the behavioral healthcare space specifically in the treatment of substance use disorders. Ethema developed a unique style of treatment over the last decade and has had much success with in-patient treatment for adults. Ethema will continue to develop world class programs and techniques for North America.  For more information you can visit our website at www.ethemahealth.com .

Notice Regarding Forward-Looking Statements

The information contained herein includes forward-looking statements.  These statements relate to future events or to our future financial performance, and involve known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, performance, or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by these forward-looking statements.  You should not place undue reliance on forward-looking statements since they involve known and unknown risks, uncertainties and other factors which are, in some cases, beyond our control and which could, and likely will, materially affect actual results, levels of activity, performance or achievements.  Any forward-looking statement reflects our current views with respect to future events and is subject to these and other risks, uncertainties and assumptions relating to our operations, results of operations, growth strategy and liquidity.  We assume no obligation to publicly update or revise these forward-looking statements for any reason, or to update the reasons actual results could differ materially from those anticipated in these forward-looking statements, even if new information becomes available in the future.

For information please contact:

Ethema Health Corporation

shawn@ethemahealth.com

Text to 416-500-0020

Twitter @healthethema

Ethema Posts Strong Year End Results

West Palm Beach, FL - (NewMediaWire) - April 4, 2023 - Ethema Health Corporation (OTCPINK: GRST) (“Ethema”, “GRST” or the “Company”), on March 31, 2023 filed the 10-K 2023 annual report.  The Company’s Evernia subsidiary continued its growth and had an operating income of $0.5 million, including a depreciation and amortization charge of $0.4 million ($0.9 million before depreciation and amortization), marginally below our target for 2022.  The Company’s wholly owned subsidiary, PB Billing LLC which started operating in May 2022, had an operating income of $0.1 million for the year.   After corporate overhead expenses the Group achieved an operating profit of $0.6 million, including depreciation and amortization of $0.5 million ($1.1 million before depreciation and amortization).

The disposition of the two previous non-core operating subsidiaries that are reflected in the year end statements resulted in a net gain for the Company due to the elimination of liabilities carried in those subsidiaries.  These certain liabilities were assumed by our CEO, upon acquisition of the previous subsidiaries.  Due to the related party nature of these transactions, the gain of $0.6 million is reflected in the Statement of changes in stockholder’s deficit.  The assumption of these liabilities by our CEO had a positive impact on our balance sheet in line with our drive to eliminate debt and liabilities.

The Company has entered into a definitive agreement for the acquisition of the target Company it previously announced it was working on.   A deposit has been posted with an escrow agent pending the final due diligence to be completed mid-May with a final closing date set for July 1, 2023.  The Company will provide more details when the agreement goes firm after final due diligence.  The company is located outside of Florida in the South Eastern United States.

The acquisition of the real property in which Evernia operates in West Palm Beach was deferred for up to four months from the original closing date of February 1, 2023, as the Company is exploring different financing alternatives that could be used to further reduce debt and provide capital for the acquisition.  This would require less equity in the near term which would ultimately be less expensive for the Company.

Mr. Shawn Leon, Company CEO, reported, “We are pleased with last year’s results and although we had a very soft December and January, our Evernia operation is doing very well and we have had our largest average daily census ever in March, 2023.  We managed to improve our balance sheet with the divestiture of two of our non-core subsidiaries and we are positioning the group for further growth with the potential acquisition of the target entity mentioned above.  The real property transaction may provide us with sufficient capital to reduce debt and contribute to our acquisition and expansion costs.  We will know the outcome of our strategy in April.  If we are able to consummate the acquisition contemplated above, we expect revenues and operating results for 2023 to increase substantially over 2022.”

About Ethema Health Corporation

Ethema Health Corporation (OTCPINK: GRST) operates in the behavioral healthcare space specifically in the treatment of substance use disorders. Ethema developed a unique style of treatment over the last decade and has had much success with in-patient treatment for adults. Ethema will continue to develop world class programs and techniques for North America.  For more information you can visit our website at www.ethemahealth.com .

Notice Regarding Forward-Looking Statements

The information contained herein includes forward-looking statements.  These statements relate to future events or to our future financial performance, and involve known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, performance, or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by these forward-looking statements.  You should not place undue reliance on forward-looking statements since they involve known and unknown risks, uncertainties and other factors which are, in some cases, beyond our control and which could, and likely will, materially affect actual results, levels of activity, performance or achievements.  Any forward-looking statement reflects our current views with respect to future events and is subject to these and other risks, uncertainties and assumptions relating to our operations, results of operations, growth strategy and liquidity.  We assume no obligation to publicly update or revise these forward-looking statements for any reason, or to update the reasons actual results could differ materially from those anticipated in these forward-looking statements, even if new information becomes available in the future.

For information please contact:

Ethema Health Corporation

shawn@ethemahealth.com

Text to 416-500-0020

Twitter @healthethema

Ethema Extends Dates for Debt Repayment and Real Estate Closing

West Palm Beach, FL - (NewMediaWire) - March 01, 2023 - Ethema Health Corporation (OTCPINK: GRST) (“Ethema”, “GRST” or the “Company”), has signed an extension and forbearance agreement with Leonite Capital Inc. extending the due date for its note due March 1, 2023. The Company will continue to pay interest on the note and it will be due May 8, 2023.

The Company has also extended the closing on the purchase of the real estate at 950 Evernia Street for a period of 120 days from February 1, 2023 to June 1, 2023.  Each successive thirty-day extension will cost the Company an increasing fee amount that would reach a total of $70,000.00 if all extensions are used. Although the Company has lined up financing with a partnership interest, it would require the Company to keep its valuable cash invested in the property over the long run. The Company is pursuing other options for the real estate ownership that would not only get the Company its deposit money out but allow it to get additional funds from the real estate which could be used to eliminate debt.

The Company is nearing the completion of the definitive agreements on the previously announced acquisition. Once a final agreement is reached, there will be a short due diligence period followed by a thirty day closing period. The purchase of the acquisition will be funded by the financing raised by the Reg A+ offering.

The Company is also nearing the Completion of a Letter of Intent for a lease location in Orlando, Florida for a de novo growth facility.

The Reg A+ offering will soon have a new marketing plan and will soon be hosted on the Dealmaker platform. The Company experienced a short period of time where its website was not available during the process of integrating it into a new platform system that will be compatible with the new marketing plan and Dealmaker platform.

Mr. Shawn Leon, Company CEO, reported, “The first two months of the year have been very busy with the real estate purchase, the acquisition and growth plan, the Reg A+ financing and the continued management of the ARIA facility in West Palm Beach.

Although it looks like the Aria facility will fall just short of its $1,000,000 EBITDA goal for calendar 2022, the PB Billing subsidiary and Cranberry Cove subsidiary will be on budget. The 10-K will be filed at the end of March and will reflect the divestiture of two of the subsidiaries previously used in the operation of Seastone Delray Healthcare and Greenestone Clinic Muskoka. This will help clean up the balance sheet and together with our current efforts we expect that only the Series N convertible notes and the shareholder advances to my family will remain as the only non-real property debt by the end of the second quarter this year.”

About Ethema Health Corporation

Ethema Health Corporation (OTCPINK: GRST) operates in the behavioral healthcare space specifically in the treatment of substance use disorders. Ethema developed a unique style of treatment over the last decade and has had much success with in-patient treatment for adults. Ethema will continue to develop world class programs and techniques for North America.  For more information you can visit our website at www.ethemahealth.com .

Notice Regarding Forward-Looking Statements

The information contained herein includes forward-looking statements.  These statements relate to future events or to our future financial performance, and involve known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, performance, or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by these forward-looking statements.  You should not place undue reliance on forward-looking statements since they involve known and unknown risks, uncertainties and other factors which are, in some cases, beyond our control and which could, and likely will, materially affect actual results, levels of activity, performance or achievements.  Any forward-looking statement reflects our current views with respect to future events and is subject to these and other risks, uncertainties and assumptions relating to our operations, results of operations, growth strategy and liquidity.  We assume no obligation to publicly update or revise these forward-looking statements for any reason, or to update the reasons actual results could differ materially from those anticipated in these forward-looking statements, even if new information becomes available in the future.

For information please contact:

Ethema Health Corporation

shawn@ethemahealth.com

Text to 416-500-0020

Twitter @healthethema

Company Signs Purchase and Sale Agreement to Acquire Property and Ends Third Quarter Strong

West Palm Beach, FL -(NewMediaWire) - October 5, 2022 - Ethema Health Corporation (OTCPINK: GRST) (“Ethema” “GRST” or the “Company”) previously announced that it had entered into an option to purchase the building at 950 Evernia Street, West Palm Beach.  This building is leased by the ARIA subsidiary for its addiction treatment operations.  On October 3, 2022, Ethema signed a purchase and sale agreement (“Agreement”) to purchase the building and paid a $350,000.00 deposit as part of the Agreement, bringing the total deposit to $400,000 after getting credit for the $50,000.00 option payment.  The Agreement has a closing date of January 31, 2023.  The Agreement also provides for a seller’s note which will provide the majority of the balance of funds necessary to close the deal.  The company plans to raise additional equity for the purchase through a Regulation A financing.

On September 30, 2022 the Company’s ARIA subsidiary obtained occupancy of its newly built first floor space and is now in the process of moving offices and staff out of space on the second and third floors, making room to add additional beds on the upper floors.  These beds will come on stream early this month.  The first-floor space will also provide additional capacity for outpatient services.  This is the last step required to reach the full capacity of the property.

Mr. Shawn Leon, Company CEO, reported, “We are pleased with the Company’s ability to have reached these steps towards providing full capacity and securing long term control over the ARIA property.   Our third quarter revenues set a new record and we had an approximately 25% revenue increase over the second quarter in spite of the usual summer soft period in our industry.  Full results will be posted with our quarterly filing.  We have also attempted to secure additional growth and expansion outside of the ARIA property, but neither of the opportunities the Company was working on in the third quarter were won by the Company and went to other bidders.  We will continue to pursue similar opportunities to expand.  We continue to work on eliminating debt, especially convertible debt, and with stronger cash flow each month and the potential to raise new equity with a Regulation A offering at much higher prices than the current market, we believe we will be able to make significant strides on that front in the fourth quarter.”

About Ethema Health Corporation

Ethema Health Corporation (OTCPINK: GRST) operates in the behavioral healthcare space specifically in the treatment of substance use disorders. Ethema developed a unique style of treatment over the last decade and has had much success with in-patient treatment for adults. Ethema will continue to develop world class programs and techniques for North America.  For more information you can visit our website at www.ethemahealth.com.

Notice Regarding Forward-Looking Statements

The information contained herein includes forward-looking statements.  These statements relate to future events or to our future financial performance, and involve known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, performance, or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by these forward-looking statements.  You should not place undue reliance on forward-looking statements since they involve known and unknown risks, uncertainties and other factors which are, in some cases, beyond our control and which could, and likely will, materially affect actual results, levels of activity, performance or achievements.  Any forward-looking statement reflects our current views with respect to future events and is subject to these and other risks, uncertainties and assumptions relating to our operations, results of operations, growth strategy and liquidity.  We assume no obligation to publicly update or revise these forward-looking statements for any reason, or to update the reasons actual results could differ materially from those anticipated in these forward-looking statements, even if new information becomes available in the future.

For information please contact:

Ethema Health Corporation

shawn@ethemahealth.com

Text to 416-500-0020

Twitter @healthethema